UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 7, 2013 (August 30, 2013)

USA Compression Partners, LP

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-35779 (Commission File Number)	75-2771546 (I.R.S. Employer Identification No.)

100 Congress Avenue Suite 450 Austin, TX (Address of Principal Executive Offices)	78701 (Zip Code)

Registrant’s telephone number, including area code:   (512) 473-2662

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission by USA Compression Partners, LP (the “Partnership”) on August 30, 2013 in connection with the acquisition of certain assets and liabilities related to the business of providing compression services to third parties engaged in the exploration, production, gathering, processing, transportation or distribution of oil and gas (the “S&R Acquisition”) in exchange for 7,425,261 common units representing limited partner interests in the Partnership. The S&R Acquisition was consummated pursuant to the Contribution Agreement dated August 12, 2013 with S&R Compression, LLC and Argonaut Private Equity, L.L.C.

The Current Report on Form 8-K filed September 5, 2013 is being amended by this Amendment No. 1 to provide the requisite financial statements and pro forma financial information with respect to the S&R Acquisition. No other amendments to the Form 8-K filed on September 5, 2013 are being made by this Amendment No. 1.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

The unaudited financial statements of S&R Compression, LLC for the six months ended June 30, 2013 and 2012, and the related notes thereto, are attached hereto as Exhibit 99.2.  The audited financial statements of S&R Compression, LLC for the years ended December 31, 2012 and 2011, and the related notes thereto, are attached hereto as Exhibit 99.1

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Partnership as of June 30, 2013 and the unaudited pro forma combined statements of operations for the six months ended June 30, 2013 and for the year ended December 31, 2012, and the related notes thereto, which give effect to the S&R Acquisition are attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Document

99.1	Unaudited financial statements of S&R Compression, LLC for the six months ended June 30, 2013 and 2012, and the related notes thereto.

99.2	Audited financial statements of S&R Compression, LLC for the years ended December 31, 2012 and 2011, and the related notes thereto.

99.3

Unaudited pro forma condensed combined balance sheet as of June 30, 2013 and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2013 and the year ended December 31, 2013, and the related notes thereto, which give effect to the S&R Acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA COMPRESSION PARTNERS, LP

	By:	USA Compression GP, LLC,
its General Partner

		By:	/s/ J. Gregory Holloway
J. Gregory Holloway
Vice President, General Counsel and Secretary

Dated: November 7, 2013

EXHIBIT INDEX

Exhibit No.	Document

99.1	Unaudited financial statements of S&R Compression, LLC for the six months ended June 30, 2013 and 2012, and the related notes thereto.

99.2	Audited financial statements of S&R Compression, LLC for the years ended December 31, 2012 and 2011, and the related notes thereto.

99.3

Unaudited pro forma condensed combined balance sheet as of June 30, 2013 and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2013 and the year ended December 31, 2013, and the related notes thereto, which give effect to the S&R Acquisition.